Filed Pursuant to Rule 497(a)

File No. 333-197689

Rule 482 AD

StoneCastle Financial Corp. Provides Update on
Third Quarter Activity

September 29, 2014

StoneCastle Financial Corp. (Nasdaq: BANX) (“StoneCastle Financial” or the “Company”), an investment company registered with the Securities and Exchange Commission (“SEC”), in conjunction with its previously filed registration statement on Form N-2, provided information on its to-date investment activity and the Company’s estimated earnings per share during the current quarter ending on September 30, 2014.

To date, for the current quarter ending September 30, 2014, the Company made 34 purchases in 13 securities totaling $17.7 million, received prepayments on three securities of $5.6 million and sold three securities for a total of $0.9 million.

Set forth below are projected estimates of our financial condition for the current quarter ending September 30, 2014.  These estimates are subject to completion of the current quarter and of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ending September 30, 2014.  Actual results may differ materially from these estimates as a result of ordinary course activity and other developments arising between now and the review and finalization by our Board of Directors of the financial statements for the quarter ended September 30, 2014. Additionally, actual results may vary materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time our financial results for the three months ended September 30, 2014 are finalized.

We currently estimate net investment income to total between $1.4 million and $1.6 million for the three months ending September 30, 2014, which would result in net investment income per share of between $0.30 and $0.34 for the three months ending September 30, 2014. In addition to our net investment income, we estimate that we will realize capital gains of between $311,000 and $343,000 for the three months ending September 30, 2014, which would result in realized capital gains per share of between $0.06 and $0.07 for the three months ending September 30, 2014.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither KPMG LLP, our independent registered public accounting firm, nor any other independent accountants, have yet audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data set forth herein.

About StoneCastle Financial

StoneCastle Financial is an SEC registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol “BANX.” StoneCastle Financial intends to make long-term, passive, non-control investments in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. Its investment objective is to provide current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle Asset Management LLC.

The Company filed a registration statement with the SEC that has not yet been declared effective with respect to a public offering of common stock.  The offering contemplated by the registration statement will not commence until the registration statement is declared effective by the SEC. This is not an offer to sell the securities contemplated by the registration statement and the Company is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement filed with the SEC is declared effective.

Forward-Looking Statements

This update contains statements that are not historical facts and are forward-looking statements based on current management expectations involving substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial’s filings with the SEC.

CONTACT:

Investor Contacts:
Stephen Swett, ICR	Julie Muraco
347-887-0399	347-887-0324

Source:  StoneCastle Financial Corp.